SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Equity Fund
(the "Fund")

Supplement Dated February 10, 2026
to the Prospectus (the "Prospectus"), dated September 30, 2025, as amended November 3, 2025,
November 18, 2025, December 19, 2025 and January 22, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

WCM Investment Management, LLC no longer serves as a sub-adviser to the Fund. As such, all references to WCM Investment Management, LLC are hereby deleted from the Prospectus.

Additionally, Skerryvore Asset Management Ltd. is added as a sub-adviser to the Fund. Accordingly, the Prospectus is updated as follows:

In the Fund Summary for the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Skerryvore Asset Management Ltd.	Glen Finegan	Since 2026	Co-Managing Partner and Lead Portfolio Manager
	Nicholas Cowley	Since 2026	Portfolio Manager
	Michael Cahoon	Since 2026	Portfolio Manager
	Ronan Kelleher	Since 2026	Portfolio Manager
	Stephen Deane	Since 2026	Portfolio Manager
	Ian Tabberer	Since 2026	Portfolio Manager

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Emerging Markets Equity Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Skerryvore Asset Management Ltd.: Skerryvore Asset Management Ltd. (Skerryvore), located at 45 Charlotte Square, Edinburgh, United Kingdom, EH2 4HQ, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Market Equity Fund's assets allocated to Skerryvore. The portfolio managers responsible for the day-to-day management of Skerryvore's allocated portion of the Fund's assets are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nicholas Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer. Messrs. Finegan, Cahoon, Cowley, Deane, Kelleher and Tabberer all joined Skerryvore upon its establishment in 2019, and were each previously employed with Janus Henderson PLC.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1638 (02/26)

SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Equity Fund
(the "Fund")

Supplement Dated February 10, 2026
to the Statement of Additional Information (the "SAI"), dated September 30, 2025, as amended
November 3, 2025, November 18, 2025, December 18, 2025, December 19, 2025 and January 22, 2026

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

WCM Investment Management, LLC no longer serves as a sub-adviser to the Fund. As such, all references to WCM Investment Management, LLC are hereby deleted from the SAI.

Additionally, Skerryvore Asset Management Ltd. is added as a sub-adviser to the Fund. Accordingly, the SAI is updated as follows:

On the cover page of the SAI, "Skerryvore Asset Management Ltd." is hereby added in the appropriate alphabetical order thereof.

Under the section titled "The Adviser and the Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

SKERRYVORE ASSET MANAGEMENT LTD.—Skerryvore Asset Management Ltd. ("Skerryvore") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. Skerryvore is registered as an investment adviser under the Adviser Act. Skerryvore, which is organized as a limited company incorporated under the laws of England and Wales, is a wholly-owned subsidiary of Skerryvore AM LLP, an asset management firm based in Edinburgh, United Kingdom that is majority owned by its partners. The allocated portion of the Emerging Markets Equity Fund's portfolio managed by Skerryvore is managed on a team basis.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

Skerryvore

Compensation. SIMC pays Skerryvore a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between Skerryvore and SIMC. Skerryvore pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended December 31, 2025.

Skerryvore has a remuneration policy which applies to all Skerryvore staff. All Skerryvore staff are currently paid a fixed, base salary which is commensurate with market rates for those of their seniority, experience and qualifications. The governing body has sought to set the fixed element of employee remuneration at a sufficient level to provide staff with comfortable living standards in an attempt to avoid reliance on any variable element of remuneration whilst ensuring Skerryvore's capital and liquidity position remains strong.

Any variable element of remuneration will be largely based on profits generated by Skerryvore (over and above all expenses), but will also take account of individual performance, to the extent the financial position of Skerryvore so allows. If a fund or account does not perform well as a result of the investment strategy implemented by Skerryvore, variable remuneration may still be paid to non-investment staff if the financial position of Skerryvore so allows. No individual will be rewarded for the success of a specific transaction and whether a bonus is paid is determined by the success of Skerryvore as a whole, not by the performance of a specific strategy or client. Bonuses to individuals will be based on actual past performance, not based upon future or indicative results. Individual performance is reviewed on an annual basis. Skerryvore does not operate a deferral process or claw back mechanism.

Partners of Skerryvore receive fixed monthly drawings (salary) plus a share of firm profit equivalent to their participation level. In addition, Skerryvore can pay up to 10% of gross profit in discretionary bonuses which creates some flexibility. Partners of Skerryvore are entitled to an allocation of profits in accordance with their agreed terms. The profits of Skerryvore are a direct function of the AUM of Skerryvore and to avoid short-term thinking no link between the benchmark or annual returns exists.

All the portfolio managers are invested in the strategy and required to reinvest a significant portion of profit over base drawings into the strategy.

Ownership of Fund Shares. As of December 31, 2025, Skerryvore's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of December 31, 2025, in addition to the Emerging Markets Equity Fund, Skerryvore's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Glen Finegan, Nicholas Cowley, Stephen Deane, Ronan Kelleher, Michael Cahoon, Ian Tabberer	1	$103.72	4	$897.36	4		$425.77
	0	$0	0	$0	1	*	$215.31

†  The portfolio managed by Skerryvore is managed on a team basis.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Emerging Markets Equity Fund, which may have different investment guidelines and objectives. In addition to the Emerging Markets Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Skerryvore's management of the Emerging Markets Equity Fund and other accounts, which, in theory, may allow Skerryvore to allocate investment opportunities in a way that favors other accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that Skerryvore or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Emerging Markets Equity Fund. Skerryvore (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Emerging Markets Equity Fund. To the extent a particular investment is suitable for both the Emerging Markets Equity Fund and the other accounts, such investments will be allocated between the Emerging Markets Equity Fund and the other accounts in a manner that Skerryvore determines is fair and equitable under the circumstances to all clients, including the Emerging Markets Equity Fund.

To address and manage these potential conflicts of interest, Skerryvore has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1639 (02/26)